CMO GS 7FSEQ FRONT	Goldman Sachs
Scenario Report (Intex)
Generated: 08/03/2005 13:07:46	Page 1 of 1

CUSIP		Monthly		As Of	8/05	Pricing	8/2/05	Original	112,776,000.00
Description:	Senior					Settle	8/26/05	Balance	112,776,000.00
Coupon:	5.500%					Next Proj.	9/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.87	WAM 350	WALA 8		Stated Final	0/0/00	Delay	24

Historical CPR’s:	8/05=	7/05=	6/05=	3mo=	6mo=	12mo=	SI=

Curve:	3m=	6m=	1yr=	2yr=	3yr=	4yr=	5yr=	7yr=	10yr=	30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		300	100	200	400	500	600	700	800
	AvLife	2.903	7.950	4.279	2.289	1.921	1.667	1.481	1.337
Price	Window	9/05-4/12	9/05-12/26	9/05-12/17	9/05-5/10	9/05-7/09	9/05-12/08	9/05-7/08	9/05-3/08
100-00	Yield	5.420	5.500	5.460	5.386	5.355	5.325	5.297	5.270
100-00+	Yield	5.414	5.497	5.456	5.379	5.346	5.315	5.286	5.258

100-01	Yield	5.408	5.494	5.452	5.371	5.337	5.305	5.275	5.245
100-01+	Yield	5.402	5.492	5.447	5.363	5.328	5.295	5.263	5.233
100-02	Yield	5.396	5.489	5.443	5.356	5.319	5.285	5.252	5.220
100-02+	Yield	5.390	5.486	5.439	5.348	5.311	5.275	5.241	5.208
100-03	Yield	5.384	5.484	5.434	5.341	5.302	5.265	5.229	5.195

100-03+	Yield	5.378	5.481	5.430	5.333	5.293	5.255	5.218	5.183
100-04	Yield	5.372	5.478	5.425	5.326	5.284	5.245	5.207	5.170
100-04+	Yield	5.366	5.476	5.421	5.318	5.275	5.234	5.195	5.158
100-05	Yield	5.360	5.473	5.417	5.311	5.266	5.224	5.184	5.146
100-05+	Yield	5.353	5.470	5.412	5.303	5.258	5.214	5.173	5.133

100-06	Yield	5.347	5.467	5.408	5.296	5.249	5.204	5.162	5.121
100-06+	Yield	5.341	5.465	5.404	5.288	5.240	5.194	5.150	5.108
100-07	Yield	5.335	5.462	5.399	5.281	5.231	5.184	5.139	5.096
100-07+	Yield	5.329	5.459	5.395	5.273	5.222	5.174	5.128	5.083
100-08	Yield	5.323	5.457	5.391	5.266	5.213	5.164	5.117	5.071

100-08+	Yield	5.317	5.454	5.386	5.258	5.205	5.154	5.105	5.059
100-09	Yield	5.311	5.451	5.382	5.251	5.196	5.144	5.094	5.046
100-09+	Yield	5.305	5.449	5.378	5.243	5.187	5.134	5.083	5.034
100-10	Yield	5.299	5.446	5.373	5.236	5.178	5.124	5.072	5.021
100-10+	Yield	5.293	5.443	5.369	5.228	5.169	5.114	5.060	5.009

100-11	Yield	5.287	5.441	5.364	5.221	5.160	5.103	5.049	4.997
100-11+	Yield	5.281	5.438	5.360	5.213	5.152	5.093	5.038	4.984
100-12	Yield	5.275	5.435	5.356	5.206	5.143	5.083	5.027	4.972
100-12+	Yield	5.269	5.432	5.351	5.198	5.134	5.073	5.015	4.959
100-13	Yield	5.263	5.430	5.347	5.191	5.125	5.063	5.004	4.947

100-13+	Yield	5.257	5.427	5.343	5.183	5.116	5.053	4.993	4.935
100-14	Yield	5.251	5.424	5.338	5.176	5.108	5.043	4.982	4.922
100-14+	Yield	5.245	5.422	5.334	5.168	5.099	5.033	4.970	4.910
100-15	Yield	5.238	5.419	5.330	5.161	5.090	5.023	4.959	4.898

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